UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2004

La Jolla Pharmaceutical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24274	33-0361285

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive, San Diego, California	92121

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 452-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     On March 11, 2004, the Company issued a press release that contained additional data from the Company's Phase 3 and 2/3 clinical trials of Riquent®. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit
Number	Description of Exhibit
99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company
Date: March 11, 2004	By:	/s/ Gail A. Sloan
Gail A. Sloan
Vice President of Finance and Controller

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release